SECOND AMENDMENT TO EXECUTIVE
                              EMPLOYMENT AGREEMENT

                             DATED JANUARY 19, 1999

     Reference is made to the Executive Employment Agreement dated as of January 19, 1999, as amended on January 10, 2000 (the "Agreement") by and between J. Baker, Inc. and Thomas J. Konecki. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

     1. Paragraph 3(a) of the Agreement is hereby amended by deleting $210,000 in the second line thereof and inserting in its place $225,000.

     2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 30, 2001" in the fifth line thereof and inserting in its place "ending on April 30, 2002."

     3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By:  /s/ Alan I. Weinstein                      4/4/00
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         Alan I. Weinstein                      Date
         President and
         Chief Executive Officer




    /s/ Thomas Konecki                          4/6/00
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       Thomas Konecki                           Date